Exhibit 99.1

Annual Meeting of Shareholders
May 5, 2009

One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Forward-Looking Statements
and Non-GAAP Financial Information

The forward-looking statements, as defined in the applicable federal securities laws, being made today are subject to risks and uncertainties. TSFG’s actual results may differ materially from those set forth in such forward-looking statements. These statements include, but are not limited to, factors that may affect TSFG’s return goals, loan growth, loan sales, customer funding growth, expense control, income tax rate, expected financial results for acquisitions, noninterest income, adequacy of capital and future capital levels, factors that will affect credit quality and the net interest margin, effectiveness of hedging strategies, risks and effects of changes in interest rates, effects of general economic and financial market conditions, and market performance. Reference is made to TSFG’s reports filed with the
Securities and Exchange Commission for a discussion of factors that may cause such differences to occur. TSFG undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after today’s presentation.

This presentation contains certain non-GAAP measures, such as results excluding the impact of certain nonoperating items and separation of the loan portfolio into core and non-core loans (based on TSFG’s ability to build/expand banking relationships). TSFG management uses these non-GAAP, or operating measures, in its analysis of TSFG’s performance. TSFG believes presentations of financial measures excluding the impact of certain items provide useful supplemental information and better reflect its core operating activities. Management uses operating measures, in particular, to analyze on a consistent basis and over a longer period of time, the performance of which it considers to be its core operations.  Operating measures adjust GAAP information to exclude the effects of nonoperating items, such as gains or losses on certain asset sales, early extinguishment of debt, employment contract buyouts, impairment charges, and other nonoperating expenses.

The limitations associated with utilizing operating measures are the risk that persons might disagree as to the appropriateness of items comprising these measures and different companies might calculate these measures differently. Management compensates for these limitations by providing detailed reconciliations between GAAP and operating measures. These disclosures should not be considered an alternative to GAAP results. A reconciliation of GAAP results and non-GAAP measures is provided in the Quarterly Financial Data Supplement on our web site,
www.thesouthgroup.com, in the Investor Relations section under Quarterly Earnings.

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Change is needed

History of 4th Quartile Financial Performance

Financial performance reputation of the Company
is less than stellar

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Pre-Cycle ROA vs. Southeast Peers

SOURCE: GAAP ROA per SNL Financial; Southeast peers include BBT, CNB, FCNCA, FHN, RF, SNV, STI, TRMK, UCBI, and WTNY

  Entered credit cycle with below-peer financial performance

1.16%

0.73%

5-Yr Avg. ROA

(2003-2007)

1.24%

1.13%

Southeast Peer
Median

0.74%

0.59%

TSFG

10-Yr Avg. ROA

(1998-2007)

3-Yr Avg. ROA

(2005-2007)

Pre-Cycle Return on Average Assets

(72)
TSFG
(45)
Top 20 banks
(39)
Southeast Peers
(39)
S&P 500
(20)
JPM Regional Bank Index

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

2008 Financial Performance

For non-operating items, see reconciliations of GAAP to non-GAAP measures provided on page 17 of the Quarterly Financial Data Supplement available on TSFG’s web site, www.thesouthgroup.com, in the Investor Relations section.

SOURCE: SNL Financial; Southeast peers include BBT, CNB, FCNCA, FHN, RF, SNV, STI, TRMK, TSFG, UCBI, and WTNY; JPMorgan Regional
Bank Index includes top 40 banks by market cap excluding JPM, WFC, and BAC

Stock Price Change

% Decline in 2008

2008 loss available to common
shareholders:

$569 million reported (GAAP)

Non-cash goodwill impairment
of $426 million for FL banking
segment

$134 million operating loss

Increased allowance for credit
losses to 2.45% at Y/E 2008 (from
1.26% at Y/E 2007) and 2008 net
charge-offs of $223 million (vs.
$53 million a year ago)

Strengthened capital base and
maintained overall liquidity
position

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Challenging Environment

All financial institutions affected, but TSFG has had
higher than peer losses

Mix (portfolio and geography)

Underwriting

Must be prepared – the Credit Contraction/Credit Crunch
will deepen and prolong the recession

Regulatory environment will become more intense

Have the beginnings of a clear separation of winners and
losers

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Winners will be rewarded

Fewer Competitors

Re-intermediation (for a time)

Margin Improvements

Core Business continues to be viable

In the business of building financial wealth and
security

The “hope and dream” of every individual

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

TSFG can be positioned well

Solidify strong brand and community support in SC and
then re-create in Florida and NC

Community focused; flexible; “do business” bias

Improved controls; adequate now to control/grow the
business

Simple core operating systems

Strategically, enough size (and in the right location) to
become one of the consolidators of smaller
Southeastern banks looking for an exit strategy

Focused on the “right” footprint; management team
capable of integrating problem institutions

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Action Plan to realize the opportunities

Build/choose leadership that can make the vision come
true

Preserve and generate capital and liquidity

Continue focus on credit management and execution

Reduce costs and execute on Revenue and Efficiency
Project (Project NOW)

Set clear performance targets

Build consensus around vision/strategy

Visit each market to have face to face communication of
new vision, possibilities, and strategies

Organizational Changes

Lynn Harton *(TSFG 2007)*
President & CEO

Scott Frierson *(TSFG 1988)*
President, Carolina First (NC/SC)

Chris Gompper *(TSFG 2005)*
Bank Strategy & Business Perf.

Chris Holmes *(TSFG 2006)*
Corporate Financial Services

Mary Jeffrey *(TSFG 2002)*
Chief Human Resources Officer

Keith Williamson *(TSFG 2005)*
General Auditor

ONE
One Team. One Bank. One Mission.

THE SOUTH | FINANCIAL GROUP

Our Executive Management Team

James Gordon  (TSFG 2007)

Chief Financial Officer

Tanya Butts  (TSFG 2006)

Operations & Technology

William Crawford  (TSFG 2002)

Chief Legal & Risk Officer

Ernie Diaz  (TSFG 2007)

President, Mercantile (FL)

Rob Edwards  (TSFG 2007)

Chief Credit Officer

New TSFG role in
last 12 months

ONE
One Team. One Bank. One Mission.

-
  -
  -
-

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Eliminated line of business “silos”

All relationship management teams report to and are
integrated by Bank Presidents

Incentive plans changed to foster cooperation “all win
or lose together”

Line of Business support (strategies, product
development, performance management, etc.) created
and consolidated under one leader

One Team. One Bank. One Mission.

Capital and Liquidity

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Capital Base – Proactive Steps Taken

$347 million preferred from U.S. Treasury’s
Capital Purchase Program

12/08:

Actively managing balance sheet growth

Exited indirect lending in FL and non-
relationship dealers in NC/FL

Grow core loans

Reduced non-core ($230 million in 1Q09)

Ongoing:

$250 million of mandatorily convertible
preferred stock

To date, $60 million converted to
common

Reduced quarterly cash dividend to $0.01

5/08:

10.56%
10.47%
10.03%
9.37%
9.22%
8.76%
8.08%
8.03%
7.85%
7.40%
4.34%
FHN
Synovus
TSFG
TRMK
Whitney
SunTrust
UCBI
First Citizens
Regions
BBT
CNB

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Total Capital Position vs. Southeast Peers

  Higher is better

Tangible Equity as % Tangible Assets

As of 3/31/09

SOURCE: SNL Financial; First Citizens as of 12/31/08 since 3/31/09 information is not available

NORTH CAROLINA 13%
SOUTH CAROLINA 45%
FLORIDA 42%

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

*Customer deposits are total deposits less brokered deposits.  Core deposits are total deposits less certificates of deposit.

Customer Deposits

By State*

As of March 31, 2009

Geographic Diversification and Liquidity

Liquidity Position:

Unused secured
borrowing capacity of
$3.9 billion at 3/31/09

2.8% linked-quarter
growth in core
deposits in 1Q09

Strong parent
company liquidity

Credit Execution

6.00%
4.00%
2.00%
0.00%
2.24%
2.29%
2.81%
4.04%
5.08%
1Q08
2Q08
3Q08
4Q08
1Q09

$225
$150
$75
$-
$175
$74
$104
$195
$209
1Q08
2Q08
3Q08
4Q08
1Q09

3.00%
2.00%
1.00%
0.00%
1.72%
1.85%
1.97%
2.45%
2.84%
1Q08
2Q08
3Q08
4Q08
1Q09

$120
$90
$60
$30
$-
$25
$47
$75
$76
$109
1Q08
2Q08
3Q08
4Q08
1Q09

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

“All about Credit”

Gross Nonaccrual Loan Inflows

$ in millions

Net Charge-Offs

$ in millions

* Nonperforming assets as a % of loans and foreclosed property

Nonperforming Asset Ratio*

Allowance for Credit Losses

as % of Loans HFI

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Credit Actions

Early Identification of real estate credit issues

Disclosed rising levels of nonaccruals in 1Q08, ahead of SE Peers

Built loan loss reserves to one of highest levels for SE peers

Began proactive loan sales in 2Q08

Recognized cumulative NCOs during cycle (1Q08 to 1Q09) of
$332 million

No significant investment security credit issues

Risk Management

New Chief Credit Officer, Lynn Harton, in Jan 2007 (now CEO,
bringing credit/risk background)

Strengthened overall leadership in credit with large bank
turnaround experience

Over 50% change in key credit risk managers

Named Robert Edwards as Chief Credit Officer and William
Crawford as Chief Risk Officer in Dec 2008

Rob Edwards *(TSFG 2007)*
Chief Credit Officer

- Wade Shugart (*TSFG 1996*)
  Carolina First – Comm. Credit
- Robert Milam *(TSFG 2008)*
  Special Assets
- Carl Gent *(TSFG 2002)*
  Commercial Real Estate - Credit
- David Houdeshell *(TSFG 2005)*
  Credit Projects & Processes
- Andy Morris *(TSFG 2008)*
  Commercial Real Estate

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Our Credit Team

Jay Richards  (TSFG 2008)

Mercantile – Comm. Credit

Chuck Valerio  (TSFG 1999)

Retail Credit

Mark Mullins  (TSFG 2007)

Risk Reporting & Analytics

Holly Russell  (TSFG 2008)

Mortgage Credit

New TSFG role
since mid-2007

71.0%
42.8%
41.9%
40.5%
35.0%
34.6%
33.4%
30.7%
26.0%
21.1%
6.3%
First Citizens
TRMK
BBT
Regions
TSFG
Whitney
FHN
SunTrust
Synovus
UCBI
CNB

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

“Texas Ratio” vs. Southeast Peers

  Lower is better

NPAs plus 90+ Days Past Due as % of GAAP
Tangible Equity plus Loan Loss Reserve

As of 3/31/09

SOURCE: SNL Financial; First Citizens as of 12/31/08 since 3/31/09 information is not available

Cost Reductions

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Proactive & Realistic Approach to Cycle

Headwinds

Immediate Expense Reductions

FDIC insurance; special
assessment

Loan and foreclosed asset
expense

Non-operating charges related
to Corporate Campus under
construction

Actions taken:

Total Employees down 3%
linked-quarter

No Executive Management
Bonuses for 2008 performance

No Employee merit increases
during 2009

401k match cut 50%

New travel and other expense
policies

$95
$80
$65
$50
3.4
76.9
4.7
80.0
8.3
81.4
8.0
84.1
11.5
78.1
1Q08
2Q08
3Q08
4Q08
1Q09

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Credit-related costs* and FDIC insurance

Noninterest Expense Control

* Credit–related costs include loan and foreclosed asset expense, loss on nonperforming loans held for sale, and gain/loss on sale of OREO.

For non-operating items, see reconciliations of GAAP to non-GAAP measures provided on page 15 of the Quarterly Financial Data Supplement available on TSFG’s web site, www.thesouthgroup.com, in the Investor Relations section.

$80.3

$84.7

$89.7

$92.1

$ in millions

+$3.1

+$2.7

Operating Noninterest Expenses

- $6.0

$89.6

+$1.4

Includes

$1.3 for

Project

NOW

costs

2,430

2,505

2,535

2,572

2,485

# Employees (FTEs):

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Project NOW

Anticipated annual pre-tax operating benefits of $18 to $20 million
(revenue improvements of $12 to $13 million and expense savings of
$5 to $7 million)

Approximately $10 to $11 million on track for realization in second half of 2009

1Q09 noninterest expenses included associated costs of $1.3 million

#6  Consolidate Retail Products

#7  Collect Commercial Loan Fees & Pricing

#8  Streamline Commercial Processes

#5  Rationalize Information Technology Applications

#4  Centralize Procurement Function

#3  Optimize Sales & Service Center Operations

#2  Enhance Retail Deposit Fees

#1  Simplify Branch Processes

8 Initial Workstreams (Phase 1)

Set Clear Performance Measures

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Performance Measures

Achieve Pre-Tax, Pre-Provision Operating Income Budget

  Reduce 2009 operating noninterest expenses

    (excl. OREO/LHS write-downs)

  Deliver Project NOW targets for 2009

Improve efficiency and expense
management

  Maintain NPA% relative to SE peer median

  Maintain NCO% relative to SE peer median

Improve credit quality

  Increase core deposits/total customer funding

  Lower core loan to customer funding ratio

Achieve deposit growth and
funding mix targets

  Achieve core loan growth per budget

  Reduce non-core loan portfolio per budget

Achieve loan portfolio mix and
growth targets

  Improve overall core loan yields/fees from 1/09

  Reduce overall customer funding costs from 1/09

Increase pricing spreads on loans
and deposits

Performance Target

Corporate Goals

  Achieve annual growth in core noninterest income

    (excl. BOLI/Derivatives)

Grow noninterest income and
deepen relationship cross-sell

Vision, Strategy, Communication, Branding

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Vision/Strategy – Our Mission

To be the relationship bank of choice
in the markets we serve,
distinguished by knowledgeable and
trusted professionals working
together to make a difference for
our customers, shareholders, team
members and communities

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Vision/Strategy – Our Segments

Commercial Banking

Local C&I and select real estate and corporate
relationships (those with a meaningful opportunity for
deposits and noninterest income services)

Private Banking

Emerging and high net worth persons associated with
the businesses we bank (owners and executives), and
professional service firms

Retail Banking

Local consumer and small businesses that value
service delivery over price and product features

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Vision/Strategy – Our Value Proposition

We know our customers, and we care about their
success

We operate with integrity and deliver “plain talk” and
personal attention

We are big enough to serve our customers, while
providing personalized service

Decisions are made by local people that our clients know
and trust

We offer a competitive product mix at a fair price

We are accessible, highly responsive and exceed
expectations

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Communication and Market Visits

Clear communication – must be a priority in times of
opportunity and rebuilding

Improved Internal Communications

ONE Messages to all team members

Vision/Strategy Workshops

TSFG Board tour of Florida markets

Market visits

Customer Road Shows in 7 Markets since February

Observations from Market/Branch On-Site Visits

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Marketing/Branding Campaign

Our mission – to be the best relationship bank in each
of our markets – as the foundation

Carolina First and Mercantile Bank start from different
positions

Tailor marketing/branding accordingly

High potential for growth

Established history

Expensive media markets

“Affordable” media

Limited branch network

Strong branch network

Low market share

Strong market share

Low awareness

High awareness

Weak to no brand investment

Strong branding investment

Mercantile Bank

Carolina First

Diner
OPEN
IT TAKES A LOT OF WORK TO GET ONE OF THESE, AND A LOT MORE TO KEEP IT.
CAROLINA FIRST
We take your banking personally.
BUSINESS BANKING
PERSONAL BANKING
PRIVATE BANKING

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Carolina First

In keeping with our mission
and the methods we use to
deliver

Builds on existing brand
strength and past branding
investments

Campaign features “icons”

Positions us as partner/
trusted advisor

“We take your
banking personally.”

ERNIE DIAZ
YOUR NUMBER WHEN YOU BANK WITH US.
MERCANTILE BANK
BUSINESS BANKING
PERSONAL BANKING
PRIVATE BANKING

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Mercantile Bank

Lack strong brand identity;
need more assertive
message

Simple, straightforward call
to action

Campaign features
“numbers” and “people”

Put faces and names on
local market leaders,
making them
recognizable, real, and
accessible

“Let’s do business.”

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

PROJECTED HOUSEHOLD GROWTH (2008-2013)

Growth estimates deposit weighted by county as of 6/30/08

SOURCE: SNL Financial

Footprint: Long-term Growth Potential

Company Name

Household Growth
(%)

United Community Banks

14.2

%

Cullen/Frost

11.8

Zions Bancorporation

11.1

SunTrust Banks

10.5

Colonial BancGroup

10.5

The South Financial Group

10.2

Synovus

8.8

BB&T

8.3

Whitney

7.0

BOK Financial

6.7

U.S. Median

6.5

Operating Peer Median

6.5

Regions

6.4

Trustmark

6.3

First Horizon

5.5

THE SOUTH
FINANCIAL GROUP

For more information:

INVESTOR RELATIONS
investor@thesouthgroup.com
www.thesouthgroup.com

Questions